FORM OF LOCK-UP AGREEMENT

FOR EXISTING INVESTORS

June 26, 2012

DAWSON JAMES SECURITIES, INC.

as the Representative of the Placement Agents pursuant to
the Placement Agent Agreement referred to below

925 South Federal Highway, Suite 600

Boca Raton, FL 33432

Re:  ATOSSA GENETICS INC. - INITIAL PUBLIC OFFERING

Ladies and Gentlemen:

The undersigned understands that you, as the representative of the placement agents (the “Representative”) propose to enter into a placement agent agreement (the “Placement Agent Agreement”) with Atossa Genetics Inc., a Delaware corporation (the “Company”), providing for the initial public offering (the “Public Offering”) of shares of common stock, par value $0.001 per share (the “Common Stock”), of the Company, all as more fully described in the prospectus which is part of the Company’s registration statement on Form S-1 initially filed with the Securities Exchange Commission on February 14, 2012, and as amended from time to time (the “Registration Statement”).

Other than as set forth below, the undersigned recognizes that it is in the best financial interests of the Company and of the undersigned to be subject to certain restrictions in connection with the Company’s Public Offering and hereby agrees that, without the prior written consent of Dawson James Securities, Inc., the undersigned will not, for a period commencing on the effective date of the Registration Statement (the “Effective Date”) and ending on the six-month anniversary of the Effective Date (such six-month period, the “Lock-Up Period”): (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock, or any securities of the Company that are substantially similar to the Common Stock, or any securities convertible into or exercisable or exchangeable for Common Stock (including, but not limited to, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant) (the “Lock-Up Securities”); or (2) enter into any swap, option, future, forward or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Lock-Up Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise.

One-percent (1%) of the undersigned’s Lock-Up Securities shall be automatically released from the restrictions set forth in this Lock-Up Agreement on each monthly anniversary of the Effective Date of the Company’s Registration Statement. The Lock-Up Securities shall not include any Common Stock acquired from the Company by the undersigned in the Public Offering or after the Effective Date on the open market through a broker transaction.

The undersigned represents and warrants that it is not a party to any agreement or understanding that would cause a breach of this Lock-Up Agreement if it were entered into during the period in which the restrictions set forth herein are effective.

The undersigned agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Lock-Up Securities except in compliance with the foregoing restrictions.

In furtherance of the foregoing, the Company and any duly appointed transfer agent for the registration or transfer of the securities described herein are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement.  All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that the Representative is entering into the Placement Agent Agreement and proceeding with the Public Offering in reliance upon this Lock-Up Agreement.

THIS LOCK-UP AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA, WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

Very truly yours,

By:	(1)
Name:
Title:

Accepted as of the date first set forth above:

DAWSON JAMES SECURITIES, INC.

By:
Name:
Title:

(1)	If the undersigned is not a natural person, this signature block should be completed by a duly authorized signatory of the undersigned.

FORM OF LOCK-UP AGREEMENT

 FOR DAWSON JAMES AND ITS ASSOCIATES

February 6, 2012

DAWSON JAMES SECURITIES, INC.

as the Underwriter pursuant to
the Underwriting Agreement referred to below

925 South Federal Highway, Suite 600

Boca Raton, FL 33432

Re:  ATOSSA GENETICS INC. - INITIAL PUBLIC OFFERING

Ladies and Gentlemen:

The undersigned understands that you, as the underwriter (the “Underwriter”) propose to enter into an Underwriting Agreement or placement agent agreement (the “Underwriting Agreement”) with Atossa Genetics Inc., a Delaware corporation (the “Company”), providing for the initial public offering (the “Public Offering”) by the Underwriter of common stock (“Common Stock”) of the Company, all as more fully described in the prospectus which is part of the Company’s registration statement on Form S-1 to be filed with the Securities Exchange Commission on or about February 14, 2012, as amended from time to time (the “Registration Statement”).

In consideration of the Underwriter’s agreement to purchase and make the Public Offering of the Common Stock, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of Dawson James Securities, Inc., the undersigned will not, for a period commencing on the effective date of the Registration Statement (the “Effective Date”) and ending on the six month anniversary of the Effective Date (such six month period, the “Lock-Up Period”): (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option, exercise any warrant or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock, or any securities of the Company that are substantially similar to the Common Stock, or any securities convertible into or exercisable or exchangeable for Common Stock (including, but not limited to, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant) (the “Lock-Up Securities”); or (2) enter into any swap, option, future, forward or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Lock-Up Securities including but not limited to the exercise of any warrants, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. In addition, the undersigned agrees that, without the prior written consent of Dawson James Securities, Inc., it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any substantially similar securities of the Company, including but not limited to, any security convertible into or exercisable or exchangeable for Common Stock. The parties understand and agree that Dawson James Securities, Inc. will not consent to a waiver of the Lock-up Period or otherwise consent to the exercise of any warrants held by the undersigned during the first 90 days following the Effective Date.

The undersigned represents and warrants that it is not a party to any agreement or understanding that would cause a breach of this Lock-Up Agreement if it were entered into during the period in which the restrictions set forth herein are effective.

The undersigned agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Lock-Up Securities except in compliance with the foregoing restrictions.

In furtherance of the foregoing, the Company and any duly appointed transfer agent for the registration or transfer of the securities described herein are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement.  All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that the Underwriter is entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Lock-Up Agreement.

THIS LOCK-UP AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA, WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

Very truly yours,

By:	(1)
Name:
Title:

Accepted as of the date first set forth above:

DAWSON JAMES SECURITIES, INC.

By:
Name:
Title:

(1)	If the undersigned is not a natural person, this signature block should be completed by a duly authorized signatory of the undersigned.